                                                                    Exhibit 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned,  Robert K. Hynes, Chief Financial Officer of WHX Corporation, a
Delaware  corporation  (the "Company"),  does hereby certify,  to his knowledge, that:

The  Annual  Report on Form 10-K for the year  ended  December  31,  2002 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                            /s/ Robert K. Hynes
                                            ------------------------------
                                            Robert K. Hynes
                                            Chief Financial Officer
                                            April 14, 2003